JPMorgan Funds - Trust II
Rule 10f-3 Transactions
For the period from July 1, 2009 to December 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Value Fund
Trade Date 7/29/2009
Issuer Globe Specialty Metals Inc. (GSM) IPO
Cusip 37954N20
Shares 39,600
Offering Price $7.00
Spread $0.49
Cost $277,200
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.47%
Syndicate Members Credit Suisse, Jefferies & Company, J.P. Morgan, Societe Generale
Fund JPMorgan Small Cap Value Fund
Trade Date 8/6/2009
Issuer Onyx Pharmaceuticals Inc. (ONXX) Secondary
Cusip 68339910
Shares 3,000
Offering Price $30.50
Spread $1.30
Cost $91,500
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Goldaman Sachs & Co., J.P. Morgan, Barclays Capital, Lazard Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 8/12/2009
Issuer Ocwen Financial Corportion (OCN) Secondary
Cusip 67574630
Shares 86,900
Offering Price $9.00
Spread $0.45
Cost $782,100
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members J.P. Morgan, Barclays Capital, Wells Fargo Securities, Piper Jaffray, Keefe Bruyette & Woods
Fund JPMorgan Small Cap Value Fund
Trade Date 9/24/2009
Issuer Incyte Corporation (INCY) Secondary
Cusip 45337C10
Shares 53,600
Offering Price $6.75
Spread $0.34
Cost $361,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 9/30/2009
Issuer Talecris Biotherapeutics (TLCR) IPO
Cusip 87422710
Shares 50,000
Offering Price $19.00
Spread $1.05
Cost $950,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.15%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citigroup Global Markets, J.P. Morgan, Wells Fargo Securities, Barclays Capital, UBS Investment
 Bank
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/1/2009
Issuer Education Management Corporation (EDMC) IPO
Cusip 28140M10
Shares 23,621
Offering Price $18.00
Spread $1.08
Cost $425,178
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 5.74%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley, Robert W. Baird & Co., BMO Capital
 Markets, Signal Hill, William Blair & Company, Piper Jaffray, Stifel Nicolaus, Barrington Research
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/1/2009
Issuer Education Management Corporation (EDMC) IPO
Cusip 28140M10
Shares 586,786
Offering Price $18.00
Spread $1.08
Cost $10,562,148
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 5.74%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley, Robert W. Baird & Co., BMO Capital
 Markets, Signal Hill, William Blair & Company, Piper Jaffray, Stifel Nicolaus, Barrington Research
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 200
Offering Price $22.00
Spread $0.88
Cost $4,400
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller,
 Keefe Bruyette & Woods
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 18,100
Offering Price $22.00
Spread $0.88
Cost $398,200
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller,
 Keefe Bruyette & Woods
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller,
 Keefe Bruyette & Woods
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 2,000
Offering Price $22.00
Spread $0.88
Cost $44,000
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller,
 Keefe Bruyette & Woods
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 156,600
Offering Price $22.00
Spread $0.88
Cost $3,445,200
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller,
 Keefe Bruyette & Woods
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 200
Offering Price $22.00
Spread $0.88
Cost $4,400
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller,
 Keefe Bruyette & Woods
Fund JPMorgan Small Cap Value Fund
Trade Date 10/12/2009
Issuer RailAmerica, Inc. (RA) IPO
Cusip 75075340
Shares 23,000
Offering Price $15.00
Spread $0.98
Cost $345,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.56%
Syndicate Members J.P. Morgan, Citigroup Global Markets, Deutsche Bank Securities, Morgan Stanley, Wells Fargo Securities, Dahlman Rose & Company, Lazard
 Capital Markets, Stifel Nicolaus, Williams Trading, LLC
Fund JPMorgan Small Cap Value Fund
Trade Date 10/22/2009
Issuer Dole Food Company,I Inc. (DOLE) IPO
Cusip 25660310
Shares 93,800
Offering Price $12.50
Spread $0.75
Cost $1,172,500
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 5.19%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, Wells Fargo Securities, J.P. Morgan, Morgan Stanley, BB&T Capital
 Markets, HSBC, Scotia Capital
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 47,900
Offering Price $10.25
Spread $0.62
Cost $490,975
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 57,000
Offering Price $10.25
Spread $0.62
Cost $584,250
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 5,700
Offering Price $25.00
Spread $1.28
Cost $142,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells
 Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co.,
 Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Large Cap Value Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 11,100
Offering Price $25.00
Spread $1.28
Cost $277,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells
 Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co.,
 Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Large Cap Value Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 100
Offering Price $25.00
Spread $1.28
Cost $2,500
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells
 Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co.,
 Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan U.S. Real Estate Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 96,450
Offering Price $25.00
Spread $1.28
Cost $2,411,250
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells
 Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co.,
 Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 10,300
Offering Price $21.00
Spread $1.21
Cost $216,300
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche
 Bank Securities, HSBC
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade The Williams Capital Group
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche
 Bank Securities, HSBC
Fund JPMorgan Small Cap Value Fund
Trade Date 11/12/2009
Issuer RehabCare Group Inc. (RHB) Secondary
Cusip 75914810
Shares 22,800
Offering Price $24.00
Spread $1.20
Cost $547,200
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Morgan Keegan & Company Inc.
Fund JPMorgan Small Cap Value Fund
Trade Date 11/12/2009
Issuer Rue 21, Inc. (RUE) IPO
Cusip 78129510
Shares 12,500
Offering Price $19.00
Spread $1.33
Cost $237,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.99%
Syndicate Members BofA Merrily Lynch, Goldman Sachs & Co., J.P. Morgan, Piper Jaffray
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 34959E10
Shares 60,600
Offering Price $12.50
Spread $0.88
Cost $757,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities,
 Signal Hill
Fund JPMorgan Small Cap Value Fund
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 34959E10
Shares 9,900
Offering Price $12.50
Spread $0.88
Cost $123,750
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities,
 Signal Hill
Fund JPMorgan Small Cap Value Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 30,300
Offering Price $38.50
Spread $1.83
Cost $1,166,550
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 11/19/2009
Issuer Cloud Peak Energy Inc. (CLD) IPO
Cusip 18911Q10
Shares 41,500
Offering Price $15.00
Spread $0.83
Cost $622,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Credit Suisse, Morgan Stanley, RBC Capital Markets, Calyon Securities (USA) Inc., J.P. Morgan, Scotia Capital, Societe Generale, Wells Fargo
 Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/19/2009
Issuer Taleo Corporation (TLEO) Secondary
Cusip 87424N10
Shares 42,400
Offering Price $20.25
Spread $0.91
Cost $858,600
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.16%
Syndicate Members Credit Suisse,  J.P. Morgan, Oppenheimer & Co.
Fund JPMorgan U.S. Real Estate Fund
Trade Date 12/4/2009
Issuer Regency Centers Corporation (REG) Secondary
Cusip 75884910
Shares 122,700
Offering Price $30.75
Spread $1.23
Cost $3,773,025
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 5.24%
Syndicate Members J.P. Morgan, Wells Fargo Securities, Comerica Securities, Daiwa Securities America Inc., Mitsubishi UFJ Securities, Mizuho Securities USA
 Inc., Morgan Keegan & Company, Inc., Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan Large Cap Value Fund
Trade Date 12/7/2009
Issuer New York Community Bancorp, Inc. (NYB) Secondary
Cusip 64944510
Shares 76,300
Offering Price $13.00
Spread $0.46
Cost $991,900
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.43%
Syndicate Members Credit Suisse, Sandler O'Neill + Partners L.P., BofA Merrill Lynch, J.P. Morgan, Raymond James, Macquarie Capital, Janney Montogemery
 Scott
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 12/10/2009
Issuer Dendreon Corporation (DNDN) Secondary
Cusip 24823Q10
Shares 50,000
Offering Price $24.75
Spread $0.99
Cost $1,237,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.51%
Syndicate Members J.P. Morgan, Deutsche Bank Securiites, Citigroup Global Markets, Morgan Stanley, Lazard Capital Markets, Leerink Swann, Needham &
 Company, LLC
Fund JPMorgan Equity Income Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 15,600
Offering Price $25.00
Spread $0.56
Cost $390,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Large Cap Value Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 27,300
Offering Price $25.00
Spread $0.56
Cost $682,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Equity Index Fund
Trade Date 12/22/2009
Issuer Roper Industries, Inc. (ROP) Secondary
Cusip 77669610
Shares 10,000
Offering Price $53.15
Spread $0.27
Cost $531,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.61%
Syndicate Members J.P. Morgan, Goldman Sachs & Co.